Note 5 - Intangible Assets	12 Months Ended
Oct. 31, 2024
Notes to Financial Statements
Intangible Assets Disclosure [Text Block]
(5)	Intangible Assets

Aggregate amortization expense for amortizing intangible assets was $54,062 and $53,941 for the years ended October 31, 2024 and 2023, respectively. Amortization of intangible assets is calculated using a straight-line method over the estimated useful lives of the intangible assets. Amortization expense is estimated to be approximately $54,000 for each of the next five years. The gross carrying amounts and accumulated amortization of intangible assets subject to amortization as of October 31, 2024 was $879,963 and $367,989, respectively. The gross carrying amounts and accumulated amortization of intangible assets subject to amortization as of October 31, 2023 was $868,564 and $313,927, respectively.